CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, George R. Aylward, Executive Vice President of Phoenix Investment Series Fund (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  June 28, 2006                   /s/ George R. Aylward
      ---------------           ------------------------------------------------
                                George R. Aylward, Executive Vice
                                President
                                (principal executive officer)


I, Nancy G. Curtiss, Chief Financial Officer and Treasurer of Phoenix Investment Series Fund (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant containing the financial statements(the "Report") fully complies with the requirements of
                Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  June 26, 2006                   /s/ Nancy G. Curtiss
      ---------------           ------------------------------------------------
                                Nancy G. Curtiss, Chief Financial Officer
                                and Treasurer
                                (principal financial officer)